UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2012, McEwen Mining Inc. (the “Company”) issued a press release announcing, among others, the appointment of Simon Quick as Vice President — Projects and the appointment of Andrew Elinesky as Vice President — Argentina.  Both appointments became effective on April 18, 2012.  A copy of the April 18, 2012 press release was attached to a Form 8-K report filed on the same date.  This Amendment No. 1 to Form 8-K provides additional information required by the Form but omitted from the Company’s Form 8-K report filed on April 18, 2012.

The following information summarizes the business experience of the newly appointed executive officers for at least the last five years, or such shorter time that either has been employed:

Simon Quick. Simon Quick, age 25, has been with the Company since January 2009.  Mr. Quick began as Director — Projects, where he served from January 2009 to April 2012.  On April 18, 2012, he was appointed Vice President — Projects.  Prior to 2009, Mr. Quick attended Bishop’s University where he majored in economics.  Mr. Quick’s compensation in his new position will remain unchanged until otherwise determined by the Company’s Compensation Committee.  Simon Quick is the son of Donald Quick, who is a director of the Company. Donald Quick joined the Board of the Company on January 24, 2012 and formerly served as a director of Minera Andes Inc. until the Company acquired that entity. Donald Quick abstained from any participation in the nomination or appointment of Simon Quick as an executive officer. As a result of the appointment of Simon Quick, Donald Quick is no longer considered to be independent within the meaning of the Listed Company Manual of the New York Stock Exchange, and has consequently resigned from his positions on the committees of the Company’s Board of Directors.

Andrew Elinesky.  Andrew Elinesky, age 35, started with the Company as an Accounting Manager in April 2008 and served in that role until February 2010. Prior to joining the Company Mr. Elinesky worked as Accounting Manager at Safety Kleen in the UK. Mr. Elinesky left the Company in February 2010 to work for Minera Andes Inc. as a Controller, where he served from March 2010 to January 2012.  Mr. Elinesky returned to the Company in January 2012, as Director — Projects Argentina when the Company acquired Minera Andes Inc.  Mr. Elinesky served as Director — Projects Argentina from January 2012 to April 2012.  On April 18, 2012, he was promoted to Vice President — Argentina.  Mr. Elinesky’s compensation in his new position will remain unchanged until otherwise determined by the Company’s Compensation Committee.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: April 24, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer